Exhibit 991

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period: August-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	9/28/06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY included in this filing

THE THAXTON GROUP

03-13182 - 03-13213    August 31, 2006

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	8,123,256	—			8,123,256	7,996,675	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	10,554,723				10,554,723	7,000,000	423,884,168	380,961,238
Interest Income/Other Income	145,430				145,430	—	12,073,432	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,799,949)	2,799,949			—			—
Proceeds from the Sale of Assets
							—	—

Total Receipts	7,900,204	2,799,949	—	—	10,700,153	7,000,000	482,260,000	382,182,238

Disbursements
Gross Payroll/Payroll Taxes		2,799,949			2,799,949	1,737,750	81,526,528	71,503,745
Sales, Use & Other Taxes	9,855				9,855		1,669,124	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	202,265				202,265		3,891,533	—
Insurance/Payroll WH paid from operating accounts	45,718				45,718	10,000	521,610	460,800
Marketing					—		—	—
Property Mainenance/Utilites					—		—	—
Other (Attach List)	(1,843,808)				(1,843,808)	1,883,745	74,432,721	76,230,123
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	6,322,885				6,322,885	5,290,000	217,646,243	212,830,538
					—		—
Deposits to Lenders	—				—		75,185,504	2,500,000
Professional fees - Carve-out	(2,690,278)				(2,690,278)	800,000	33,578,433	32,071,526
US Trustee Quarterly Fees	65,250				65,250	75,000	866,801	788,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	2,111,887	2,799,949	—	—	4,911,836	9,796,495	489,318,497	396,384,982

Net Cash Flow (Receipts less Disbursements)	5,788,317	—	—	—	5,788,317	(2,796,495)	(7,058,497)	(14,202,744)

Cash - End of Month	13,911,573	—	—	—	13,911,573	5,200,180	13,911,573	5,200,180

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 8/4	BUDGET 8/11	BUDGET 8/18	BUDGET 8/25	BUDGET MONTH AUGUST
Beginning Cash	$7,996,675	$7,301,050	$6,459,330	$5,448,030	$7,996,675
Cash Receipts
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,100,000	1,600,000	1,600,000	1,700,000	7,000,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	2,100,000	1,600,000	1,600,000	1,700,000	7,000,000

Cash Disbursements
Loan Proceeds Checks	1,500,000	1,275,000	1,150,000	1,100,000	5,025,000
Expenses related to Loans	80,000	60,000	70,000	55,000	265,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,580,000	1,335,000	1,220,000	1,155,000	5,290,000

					—

NET CASH RECEIPTS	520,000	265,000	380,000	545,000	1,710,000

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	41,000	52,000	29,000	28,000	150,000
Bank Charges	—	25,070	—	—	25,070
Claims Funding*	45,000	77,000	45,000	38,000	205,000
Company Auto	—	30,050	—	—	30,050
Computer Costs	7,000	7,500	4,500	3,000	22,000
Dues And Subscriptions	4,300	—	1,000	—	5,300
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	4,000	—	—	—	4,000
Fixed Assets	37,000	15,000	15,000	—	67,000
Forms & Printing	15,000	—	—	35,000	50,000
Insurance	500	15,500	500	500	17,000
Meals & Entertainment	—	14,050	—	—	14,050
Miscellaneous	8,750	4,750	3,750	750	18,000
Office Expense	6,150	2,250	2,100	150	10,650
Postage	15,175	8,200	8,200	8,200	39,775
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	27,000	—	27,000
Professional Fees-Ordinary Course	15,000	25,000	15,000	15,000	70,000
Rent	1,500	1,500	15,500	195,500	214,000
Repairs & Maintenance	4,000	6,100	4,000	4,000	18,100
Roadgard	—	50,000	—	—	50,000
Advertising	—	—	—	—	—
Taxes & Licenses	—	8,000	—	175,000	183,000
Telephone	19,000	15,000	41,500	23,000	98,500
Temporary Agency Staff	5,000	—	—	—	5,000
Board of Directors	3,500	—	—	—	3,500
Travel	1,000	20,000	2,000	1,000	24,000
Utilities	24,000	13,750	11,000	7,000	55,750

Total Operating Cash Disbursements	256,875	390,720	225,050	534,100	1,406,745

Other Items

Interest to Finova	—	—	—	—	—
Payroll Paid TTG	16,750	—	16,750	—	33,500
Payroll Paid SMC	730,000	—	937,500	—	1,667,500
401K	—	—	—	36,750	36,750
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	10,000	10,000
Credit Insurance Carrier	—	429,000	—	—	429,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	—	—	—
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	75,000	—	—	75,000
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	958,750	716,000	1,166,250	258,750	3,099,750

					—
Cash from Operations					—
Total Collections	2,100,000	1,600,000	1,600,000	1,700,000	7,000,000
Total Disbursements	2,583,625	2,154,720	2,399,300	1,735,850	8,873,495

Net Cash from Operations	(483,625)	(554,720)	(799,300)	(35,850)	(1,873,495)

Restructuring Expense	(212,000)	(287,000)	(212,000)	(212,000)	(923,000)

Net Change in Cash	(695,625)	(841,720)	(1,011,300)	(247,850)	(2,796,495)

Adjustment due to New Budget Period					—

Ending Cash	7,301,050	6,459,330	5,448,030	5,200,180	5,200,180

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY JOINTLY ADMINISTERED
Monthly Court Report for August-06	HOLDING COMPANY HOLDING COMPANY HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP,INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	8,123,256.09	7,376,159.01	—		747,097.08	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	10,554,723.16	—			10,554,723.16	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	145,429.88	145,118.15			306.45	5.28
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	10,700,153.04	145,118.15	—	—	10,555,029.61	5.28

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	(286,732.37)			281,110.54	5,621.83
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	10,700,153.04	(141,614.22)	—	—	10,836,140.15	5,627.11

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	6,040,347.02	—			6,040,347.02	—
Expenses related to Loans\Thaxton Insurance Group	282,537.57	—			282,177.66	359.91

Subtotal - Loans	6,322,884.59	—	—		6,322,524.68	359.91

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	124,451.70	—			124,451.70	—
Bank Charges	(4,766.05)	(25,349.12)			20,583.07	—
Claims Funding*	271,346.54	—			271,346.54	—
Company Auto	14,493.41	—			14,493.41	—
Computer Costs	35,456.28	4,256.00			30,859.28	341.00
Dues And Subscriptions	942.23	—			942.23	—
Equipment Rental	3,795.74	—			3,795.74	—
Fixed Assets	23,657.83	—			23,657.83	—
Forms & Printing	49,344.91	—			49,344.91	—
Insurance	45,718.46	1,408.76			44,309.70	—
Meals & Entertainment	8,654.45	—			8,654.45	—
Miscellaneous	9,192.89	8,505.01			4,399.90	(3,712.02)
Office Expense	12,934.68	1,231.13			11,703.55	—
Postage	51,858.25	47.21			51,811.04	—
Prepaid Software ABS	24,457.75	—			24,457.75	—
Professional Fees-Ordinary Course	12,125.67	5,866.50			6,259.17	—
Rent	202,265.40	4,626.00			197,691.90	(52.50)
Repairs & Maintenance	25,366.53	216.00			25,150.53	—
Seminars & Meetings	1,014.76	—			1,014.76	—
Taxes & Licenses	9,855.03	899.13			8,955.90	—
Telephone	105,697.87	1,167.16			104,530.71	—
Travel	21,153.53	—			21,153.53	—
Utilities	58,979.22	358.25			58,478.51	142.46
Interest to Finova	(3,267,903.78)	(3,267,903.78)			—	—
Payroll Paid TTG	33,646.33	25,098.07			—	8,548.26
Payroll Paid SMC	2,766,302.55	—			2,766,302.55	—
Restructuring Officer	60,000.00	60,000.00			—	—
Insurance Renewal	18,775.00	—			18,775.00	—
Credit Insurance Payments	378,426.65	—			378,426.65	—
Deposit to Lender	—	—			—	—
US Trustee	65,250.00	65,250.00			—	—
Bankruptcy Professionals	(2,690,278.00)	(2,690,278.00)			—	—
Other	84,737.72	54,307.65			30,430.07	—

Total Other Cash Disbursements	(1,411,048.45)	(5,749,838.03)	—		4,333,522.38	5,267.20

					—	—

TOTAL ALL CASH DISBURSEMENTS	4,911,836.14	(5,749,838.03)	—		10,656,047.06	5,627.11

	13,911,572.99	12,984,382.82	—		927,190.17	(0.00)

BANK ACCOUNT RECONCILED BALANCES:	13,911,572.99	12,984,382.82			927,190.17	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 9/28/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP	JOINTLY ADMINISTERED
Cash Disbursements for THE THAXTON GROUP - Consolidated	CASES 03-13182 - 03-13213
Monthly Court Report for August-06

	Operating	Payroll	Other	Total
Beginning Cash Position	8,123,256.09		—	8,123,256.09

	—	—	—	—
TICO Cash Collected	10,554,723.16	—	—	10,554,723.16
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	145,429.88	—	—	145,429.88
Other Income Collected	—	—	—	—
	—	—	—	—

Proceeds from the sales of the TICO Assets	10,700,153.04	—	—	10,700,153.04

SUBTOTAL	—	—	—	—
	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	(2,799,948.88)	2,799,948.88	—	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	7,900,204.16	2,799,948.88	—	10,700,153.04

Cash Disbursements - Loans

Loan Proceeds Checks	6,040,347.02			6,040,347.02
Expenses related to Loans\Thaxton Insurance Group	282,537.57			282,537.57

Subtotal - Loans	6,322,884.59	—	—	6,322,884.59

	—
Cash Disbursements - Other	—
Advertising	124,451.70		—	124,451.70
Bank Charges	(4,766.05)	—	—	(4,766.05)
Claims Funding*	271,346.54		—	271,346.54
Company Auto	14,493.41	—	—	14,493.41
Computer Costs	35,456.28	—	—	35,456.28
Dues And Subscriptions	942.23	—	—	942.23
Equipment Rental	3,795.74	—	—	3,795.74
Fixed Assets	23,657.83	—	—	23,657.83
Forms & Printing	49,344.91	—	—	49,344.91
Insurance	45,718.46	—	—	45,718.46
Meals & Entertainment	8,654.45	—	—	8,654.45
Miscellaneous	9,192.89	—	—	9,192.89
Office Expense	12,934.68	—	—	12,934.68
Postage	51,858.25	—	—	51,858.25
Prepaid Software ABS	24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	12,125.67	—	—	12,125.67
Rent	202,265.40	—	—	202,265.40
Repairs & Maintenance	25,366.53	—	—	25,366.53
Seminars & Meetings	1,014.76	—	—	1,014.76
Taxes & Licenses	9,855.03	—	—	9,855.03
Telephone	105,697.87	—	—	105,697.87
Travel	21,153.53	—	—	21,153.53
Utilities	58,979.22	—	—	58,979.22
Interest to Finova	(3,267,903.78)	—	—	(3,267,903.78)
Payroll Paid TTG	—	33,646.33	—	33,646.33
Payroll Paid SMC	—	2,766,302.55	—	2,766,302.55
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	18,775.00	—	—	18,775.00
Credit Insurance Payments	378,426.65	—	—	378,426.65
Deposit to Lender	—	—	—	—
US Trustee	65,250.00	—	—	65,250.00
Bankruptcy Professionals	(2,690,278.00)	—	—	(2,690,278.00)
Other	84,737.72	—	—	84,737.72

Total Other Cash Disbursements	(4,210,997.33)	2,799,948.88	—	(1,411,048.45)

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,111,887.26	2,799,948.88	—	4,911,836.14

	13,911,572.99	—	—	13,911,572.99

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(5,749,838.03)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	(5,749,838.03)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for August-06	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	7,376,159.01	5,643,253.98	385,248.45	1,347,656.58	—

	—
TICO Cash Collected	—				—
SM Cash Collected	—				—
TIG Cash Collected	—				—
TPF Cash Collected	—				—
TCL Cash Collected	—				—
Other Income Collected	145,118.15	20,333.17		124,784.98	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	145,118.15	20,333.17	—	124,784.98	—

	—				—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(286,732.37)	5,513,380.38	—	(5,825,210.82)	25,098.07
	—
	—				—

Total Cash receipts	(141,614.22)	5,533,713.55	—	(5,700,425.84)	25,098.07

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—
Bank Charges	(25,349.12)	64.94	10.00	(25,424.06)
Claims Funding*	—			—
Company Auto	—			—
Computer Costs	4,256.00			4,256.00
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	—			—
Insurance	1,408.76			1,408.76
Meals & Entertainment	—			—
Miscellaneous	8,505.01			8,505.01
Office Expense	1,231.13			1,231.13
Postage	47.21			47.21
Prepaid Expenses	456.00			456.00
Prepaid Software ABS	—			—
Professional Fees-Ordinary Course	5,866.50			5,866.50
Rent	4,626.00			4,626.00
Repairs & Maintenance	216.00			216.00
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	899.13			899.13
Telephone	1,167.16			1,167.16
Temporary Agency Staff	—
Travel	—
Utilities	358.25			358.25
Interest to Finova	(3,267,903.78)			(3,267,904)
Payroll Paid TTG	25,098.07				25,098.07
Payroll Paid SMC	—
Restructuring Officer	60,000.00			60,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	65,250.00			65,250.00
Bankruptcy Professionals	(2,690,278.00)			(2,690,278.00)
Other	54,307.65			54,307.65

Total Other Cash Disbursements	(5,749,838.03)	64.94	10.00	(5,775,011.04)	25,098.07

TOTAL ALL CASH DISBURSEMENTS	(5,749,838.03)	64.94	10.00	(5,775,011.04)	25,098.07

	12,984,382.82	11,176,902.59	385,238.45	1,422,241.78	—

Book Balance per bank rec.	12,984,382.82	11,176,902.59	385,238.45	1,422,241.78	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	7,376,159.01	—	—	7,376,159.01

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	145,118.15	—	—	145,118.15
Proceeds from the sales of the TICO Assets

SUBTOTAL	145,118.15	—	—	145,118.15

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(311,830.44)	25,098.07	—	(286,732.37)
			—	—
	—	—	—	—

Total Cash receipts	(166,712.29)	25,098.07	—	(141,614.22)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	(25,349.12)	—	—	(25,349.12)
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,256.00	—	—	4,256.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	1,408.76	—	—	1,408.76
Meals & Entertainment	—	—	—	—
Miscellaneous	8,505.01	—	—	8,505.01
Office Expense	1,231.13	—	—	1,231.13
Postage	47.21	—	—	47.21
Prepaid Expenses	456.00	—	—	456.00
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	5,866.50	—	—	5,866.50
Rent	4,626.00	—	—	4,626.00
Repairs & Maintenance	216.00	—	—	216.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	899.13	—	—	899.13
Telephone	1,167.16	—	—	1,167.16
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	358.25	—	—	358.25
Interest to Finova	(3,267,903.78)	—	—	(3,267,903.78)
Payroll Paid TTG	—	25,098.07	—	25,098.07
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	65,250.00	—	—	65,250.00
Bankruptcy Professionals	(2,690,278.00)	—	—	(2,690,278.00)
Other	54,307.65	—	—	54,307.65

Total Other Cash Disbursements	(5,774,936.10)	25,098.07	—	(5,749,838.03)

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(5,774,936.10)	25,098.07	—	(5,749,838.03)

	12,984,382.82	—	—	12,984,382.82

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for August-06
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total isbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for August-06
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page A bank reconciliation must be attached for each accounts [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for August-06
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements – Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total isbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for August-06
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements – Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal – Loans	—	—	—		—	—	—	—

Cash Disbursements – Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements – collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commerical Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for August-06
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements – Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal – Loans	—	—	—	—			—

Cash Disbursements – Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements – collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for August-06
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP

Monthly Court Report for August-06

FED ID#

.	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—

	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	5.28	—	—	5.28	—

SUBTOTAL	5.28	—	—	5.28	—

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	5,621.83	(500.00)	—	(3,826.52)	9,948.35
	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	5,627.11	(500.00)	—	(3,821.24)	9,948.35

		—	—	—	—
Cash Disbursements - Loans		—	—	—	—
		—	—	—	—
Loan Proceeds Checks	—	—	—	—	—
Expenses related to Loans	359.91	(500.00)	—	(109.22)	969.13

Subtotal - Loans	359.91	(500.00)	—	(109.22)	969.13

		—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	—	—	—
Bank Charges	—	—	—	—	—
Claims Funding*	—	—	—	—	—
Company Auto	—	—	—	—	—
Computer Costs	341.00	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	(3,712.02)	—	—	(3,712.02)	—
Office Expense	—	—	—	—	—
Postage	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—
Rent	(52.50)	—	—	—	(52.50)
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	142.46	—	—	—	142.46
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	8,548.26	—	—	—	8,548.26
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—

Total Other Cash Disbursements	5,267.20	—	—	(3,712.02)	8,979.22

TOTAL ALL CASH DISBURSEMENTS	5,627.11	(500.00)	—	(3,821.24)	9,948.35

		—	—	—	—

	(0.00)	—	—	(0.00)	—

		—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	5.28	—	—	5.28

SUBTOTAL	5.28	—	—	5.28

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,926.43)	8,548.26	—	5,621.83
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(2,921.15)	8,548.26	—	5,627.11	—

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	359.91			359.91

Subtotal - Loans	359.91			359.91

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	(3,712.02)	—	—	(3,712.02)
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	142.46	—	—	142.46
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,548.26	—	8,548.26
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	(3,281.06)	8,548.26	—	5,267.20

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(2,921.15)	8,548.26	—	5,627.11

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. -
Monthly Court Report for	August-06
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—					—	—	—	—	—

	—	—	—	—	—	—	—	—		—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—							—	—	—	—	—
TIG Cash Collected	—							—	—	—	—	—
TPF Cash Collected	—							—	—	—	—	—
TCL Cash Collected	—							—	—	—	—	—
Other Income Collected	1,287.14				1,281.86		5.28	—	1,287.14	—	—	1,287.14

SUBTOTAL	1,287.14	—	—	—	1,281.86	—	5.28	—

	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,208.29)	—	—	—	(1,781.86)	—	(3,826.52)	1,400.09	(4,208.29)	—	—	(4,208.29)
Outstanding Checks	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(2,921.15)	—	—	—	(500.00)	—	(3,821.24)	1,400.09	(2,921.15)	—	—	(2,921.15)

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks									—			—
Expenses related to Loans	359.91				(500.00)		(109.22)	969.13	359.91			359.91

Subtotal - Loans	359.91	—	—	—	(500.00)	—	(109.22)	969.13	359.91			359.91

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—
Cash Disbursements - Other			—	—	—	—	—	—	—			—
Advertising	—								—			—
Bank Charges	—								—	—	—	—
Claims Funding*	—								—			—
Company Auto	—								—	—	—	—
Computer Costs	341.00							341.00	341.00	—	—	341.00
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	(3,712.02)						(3,712.02)		(3,712.02)	—	—	(3,712.02)
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	(52.50)							(52.50)	(52.50)	—	—	(52.50)
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	142.46							142.46	142.46	—	—	142.46
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Credit Insurance Payments	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
Other	—								—	—	—	—

Total Other Cash Disbursements	(3,281.06)	—	—	—	—	—	(3,712.02)	430.96	(3,281.06)	—	—	(3,281.06)

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(2,921.15)	—	—	—	(500.00)	—	(3,821.24)	1,400.09	(2,921.15)	—	—	(2,921.15)

			—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—
Book Balance per bank rec.	—		—					—

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	9,948.35
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$9,948.35

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for August-06
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—		—

	—				—	—	—
TICO Cash Collected	—	—		—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	9,948.35	1,400.09	8,548.26	1,400.09	8,548.26	—	9,948.35
	—			—		—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	9,948.35	1,400.09	8,548.26	1,400.09	8,548.26	—	9,948.35

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—		—	—		—
Expenses related to Loans	969.13	969.13		969.13			969.13

Subtotal - Loans	969.13	969.13	—	969.13	—	—	969.13

—
		—			—
Cash Disbursements - Other		—			—		—
Advertising	—	—		—	—		—
Bank Charges	—	—		—	—		—
Claims Funding*	—	—		—	—		—
Company Auto	—	—		—	—	—	—
Computer Costs	341.00	341.00		341.00	—	—	341.00
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	(52.50)	(52.50)		(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	142.46	142.46		142.46	—	—	142.46
Interest to Finova		—		—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26	—	8,548.26	—	8,548.26
Payroll Paid SMC		—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	8,979.22	430.96	8,548.26	430.96	8,548.26	—	8,979.22

TOTAL ALL CASH DISBURSEMENTS	9,948.35	1,400.09	8,548.26	1,400.09	8,548.26	—	9,948.35

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for August-06
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for August-06
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre - Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for August-06
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees - Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre - Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for August-06
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for August-06
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for August-06
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(3,821.24)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$(3,821.24)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for August-06
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	5.28	5.28			5.28	—	—	5.28

SUBTOTAL	5.28	5.28	—	—	5.28	—	—	5.28

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,826.52)	(3,826.52)	—		(3,826.52)	—	—	(3,826.52)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(3,821.24)	(3,821.24)	—	—	(3,821.24)	—	—	(3,821.24)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(109.22)	(109.22)			(109.22)	—	—	(109.22)

Subtotal - Loans	(109.22)	(109.22)	—	—	(109.22)	—	—	(109.22)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(3,712.02)	(3,712.02)			(3,712.02)	—	—	(3,712.02)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(3,712.02)	(3,712.02)	—	—	(3,712.02)	—	—	(3,712.02)

—

TOTAL ALL CASH DISBURSEMENTS	(3,821.24)	(3,821.24)	—	—	(3,821.24)	—	—	(3,821.24)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for August-06
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY

ESTATE THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(500.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($500.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for August-06
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(500.00)	(500.00)		(500.00)	—	—	(500.00)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(500.00)	(500.00)	—	(500.00)	—	—	(500.00)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(500.00)	(500.00)		(500.00)	—	—	(500.00)

Subtotal - Loans	(500.00)	(500.00)		(500.00)	—	—	(500.00)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(500.00)	(500.00)		(500.00)	—	—	(500.00)

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for August-06
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total

Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for August-06
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for August-06
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—				—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for August-06
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for August-06
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements-collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.
Monthly Court Report for August-06
FED ID#

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Corporate HQ	Operating	Payroll	Other	Total
		03-13208	03-13211	03-13212	03-13209	03-13213	03-13206	03-13205
Beginning Cash Position	747,097.08	71,119.26	528,000.47	505,670.37	31,090.58	—	173,808.66	(562,592.26)	747,097.08	—	—	747,097.08

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,554,723.16	456,176.32	2,788,612.33	2,347,569.29	1,218,950.76	1,249,276.78	1,041,764.32	1,452,373.36	10,554,723.16	—	—	10,554,723.16
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	306.45	—	—	—	—	—	—	306.45	306.45	—	—	306.45

SUBTOTAL	10,555,029.61	456,176.32	2,788,612.33	2,347,569.29	1,218,950.76	1,249,276.78	1,041,764.32	1,452,679.81	10,555,029.61	—	—	10,555,029.61

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	281,110.54	79,960.50	(258,297.38)	480,082.82	249,732.19	164,919.31	120,164.54	(555,451.44)	(2,485,192.01)	2,766,302.55	—	281,110.54
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,836,140.15	536,136.82	2,530,314.95	2,827,652.11	1,468,682.95	1,414,196.09	1,161,928.86	897,228.37	8,069,837.60	2,766,302.55	—	10,836,140.15

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,040,347.02	342,165.55	1,929,033.30	1,416,535.10	743,142.19	816,170.47	793,300.41	—	6,040,347.02			6,040,347.02
Expenses related to Loans	282,177.66	14,448.91	71,365.93	82,939.82	43,254.98	33,849.61	36,318.41	—	282,177.66			282,177.66

Subtotal - Loans	6,322,524.68	356,614.46	2,000,399.23	1,499,474.92	786,397.17	850,020.08	829,618.82	—	6,322,524.68			6,322,524.68

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	124,451.70	8,672.92	20,292.60	14,935.06	11,033.34	8,815.74	13,249.54	47,452.50	124,451.70			124,451.70
Bank Charges	20,583.07	60.56	—	—	—	66.33	95.89	20,360.29	20,583.07	—	—	20,583.07
Claims Funding*	271,346.54	2,656.90	76,842.54	36,026.15	7,130.84	51,809.92	10,471.03	86,409.16	271,346.54			271,346.54
Company Auto	14,493.41	293.16	2,609.41	5,364.94	1,383.87	—	1,813.93	3,028.10	14,493.41	—	—	14,493.41
Computer Costs	30,859.28	626.98	4,568.32	4,873.30	2,938.89	3,100.28	1,969.99	12,781.52	30,859.28	—	—	30,859.28
Dues And Subscriptions	942.23	—	75.00	15.35	—	—	252.88	599.00	942.23	—	—	942.23
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,795.74	—	116.24	—	—	—	—	3,679.50	3,795.74	—	—	3,795.74
Fixed Assets	23,657.83	1,428.01	6,358.92	—	—	847.63	1,527.39	13,495.88	23,657.83	—	—	23,657.83
Forms & Printing	49,344.91	3,584.40	13,975.71	12,784.08	5,251.11	7,327.56	4,239.20	2,182.85	49,344.91	—	—	49,344.91
Insurance	44,309.70	2,176.38	13,020.18	10,491.22	5,380.24	5,879.09	5,224.87	2,137.72	44,309.70	—	—	44,309.70
Meals & Entertainment	8,654.45	412.98	1,838.64	2,119.79	1,171.59	—	1,347.04	1,764.41	8,654.45	—	—	8,654.45
Miscellaneous	4,399.90	337.40	1,205.80	876.55	486.20	259.00	633.60	601.35	4,399.90	—	—	4,399.90
Office Expense	11,703.55	3,018.72	2,009.46	1,172.17	404.64	135.56	2,457.70	2,505.30	11,703.55	—	—	11,703.55
Postage	51,811.04	7,575.98	9,673.23	11,741.16	5,913.91	5,994.48	2,566.16	8,346.12	51,811.04	—	—	51,811.04
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,457.75	—	—	—	—	—	—	24,457.75	24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	6,259.17	—	—	—	—	—	260.30	5,998.87	6,259.17	—	—	6,259.17
Rent	197,691.90	12,367.63	63,634.27	38,094.66	23,398.62	21,430.04	24,455.49	14,311.19	197,691.90	—	—	197,691.90
Repairs & Maintenance	25,150.53	1,362.25	7,644.03	6,595.59	—	2,763.14	2,619.31	4,166.21	25,150.53	—	—	25,150.53
Roadgard	31,510.00	—	—	—	31,510.00	—	—	—	31,510.00	—	—	31,510.00
Seminars & Meetings	1,014.76	—	—	—	723.76	—	—	291.00	1,014.76	—	—	1,014.76
Taxes & Licenses	8,955.90	—	110.34	1,658.64	5,356.27	663.28	667.19	500.18	8,955.90	—	—	8,955.90
Telephone	104,530.71	7,088.92	32,456.36	22,757.97	12,244.04	8,768.26	15,571.39	5,643.77	104,530.71	—	—	104,530.71
Temporary Agency Staff	32.00	—	—	32.00	—	—	—	—	32.00	—	—	32.00
Travel	21,153.53	1,396.07	4,130.51	2,445.04	978.43	142.29	5,142.39	6,918.80	21,153.53	—	—	21,153.53
Utilities	58,478.51	5,250.24	22,742.11	11,093.40	7,253.91	7,083.00	5,055.85	—	58,478.51	—	—	58,478.51
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,766,302.55	140,557.01	420,681.26	796,810.79	414,228.84	360,170.63	295,139.56	338,714.46	—	2,766,302.55	—	2,766,302.55
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	18,775.00	—	—	—	—	—	—	18,775.00	18,775.00	—	—	18,775.00
Credit Insurance Payments	378,426.65	—	—	149,405.51	152,449.50	76,571.64	—	—	378,426.65	—	—	378,426.65
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	30,430.07	791.22	9,562.06	6,206.85	3,616.39	2,348.14	676.91	7,228.50	30,430.07	—	—	30,430.07

Total Other Cash Disbursements	4,333,522.38	199,657.73	713,546.99	1,135,500.22	692,854.39	564,176.01	395,437.61	632,349.43	1,567,219.83	2,766,302.55	—	4,333,522.38

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,656,047.06	556,272.19	2,713,946.22	2,634,975.14	1,479,251.56	1,414,196.09	1,225,056.43	632,349.43	7,889,744.51	2,766,302.55	—	10,656,047.06

			—

	927,190.17	50,983.89	344,369.20	698,347.34	20,521.97	—	110,681.09	(297,713.32)	927,190.17	—	—	927,190.17

Book Balance per bank rec.	927,190.17	50,983.89	344,369.20	698,347.34	20,521.97	—	110,681.09	(297,713.32)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for August-06	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(1,141,777.18)	—	—	—	—	—			(1,141,777.18)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	10,458,422.85	516,525.45	2,823,582.24	2,293,342.17	1,298,555.01	1,255,835.89	1,110,515.89	288,027.58	872,038.62
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	10,458,422.85	516,525.45	2,823,582.24	2,293,342.17	1,298,555.01	1,255,835.89	1,110,515.89	288,027.58	872,038.62

Cash Disbursements - Loans
Loan Proceeds Checks	6,231,249.33	342,165.55	1,929,033.30	1,416,535.10	743,142.19	816,170.47	793,300.41	190,902.31
Expenses related to Loans	287,575.90	14,448.91	71,365.93	82,939.82	43,254.98	33,849.61	36,318.41	5,398.24

Subtotal - Loans	6,518,825.23	356,614.46	2,000,399.23	1,499,474.92	786,397.17	850,020.08	829,618.82	196,300.55	—

Cash Disbursements - Other
Advertising	128,118.69	8,672.92	20,292.60	14,935.06	11,033.34	8,815.74	13,249.54	3,666.99	47,452.50
Bank Charges	21,394.01	60.56	613.89	142.59		66.33	95.89	54.46	20,360.29
Claims Funding*	273,615.25	2,656.90	76,842.54	36,026.15	7,130.84	51,809.92	10,471.03	2,268.71	86,409.16
Company Auto	15,496.43	293.16	2,609.41	5,364.94	1,383.87		1,813.93	1,003.02	3,028.10
Computer Costs	31,159.68	626.98	4,568.32	4,873.30	2,938.89	3,100.28	1,969.99	300.40	12,781.52
Dues And Subscriptions	942.23		75.00	15.35			252.88		599.00
Employee Reimbursements - collections exp	—
Equipment Rental	3,795.74		116.24						3,679.50
Fixed Assets	28,358.14	1,428.01	6,358.92			847.63	1,527.39	4,700.31	13,495.88
Forms & Printing	51,178.96	3,584.40	13,975.71	12,784.08	5,251.11	7,327.56	4,239.20	1,834.05	2,182.85
Insurance	44,937.90	2,176.38	13,020.18	10,491.22	5,380.24	5,879.09	5,224.87	628.20	2,137.72
Meals & Entertainment	9,124.98	412.98	1,838.64	2,119.79	1,171.59		1,347.04	470.53	1,764.41
Miscellaneous	4,545.20	337.40	1,205.80	876.55	486.20	259.00	633.60	145.30	601.35
Office Expense	11,504.89	3,018.72	2,009.46	1,172.17	404.64	135.56	2,457.70	(198.66)	2,505.30
Postage	54,334.24	7,575.98	9,673.23	11,741.16	5,913.91	5,994.48	2,566.16	2,523.20	8,346.12
Prepaid Expenses	—
Prepaid Software ABS	24,457.75								24,457.75
Professional Fees-Ordinary Course	6,487.17						260.30	228.00	5,998.87
Rent	204,720.10	12,367.63	63,634.27	38,094.66	23,398.62	21,430.04	24,455.49	7,028.20	14,311.19
Repairs & Maintenance	27,542.43	1,362.25	7,644.03	6,595.59	2,139.77	2,763.14	2,619.31	252.13	4,166.21
Roadgard	31,510.00				31,510.00
Seminars & Meetings	1,014.76				723.76				291.00
Taxes & Licenses	8,955.90		110.34	1,658.64	5,356.27	663.28	667.19		500.18
Telephone	107,445.01	7,088.92	32,456.36	22,757.97	12,244.04	8,768.26	15,571.39	2,914.30	5,643.77
Temporary Agency Staff	32.00			32.00
Travel	23,337.90	1,396.07	4,130.51	2,445.04	978.43	142.29	5,142.39	2,184.37	6,918.80
Utilities	60,013.38	5,250.24	22,742.11	11,093.40	7,253.91	7,083.00	5,055.85	1,534.87
Interest to Finova	—
Payroll Paid TTG	—
	1,976,028.44	100,810.27	529,703.39	455,035.23	231,392.52	201,810.43	180,599.02	60,188.65	216,488.93
Restructuring Officer	—
Insurance Renewal	18,775.00								18,775.00
Credit Insurance Carrier	378,426.65			149,405.51	152,449.50	76,571.64
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	30,430.07	791.22	9,562.06	6,206.85	3,616.39	2,348.14	676.91		7,228.50

Total Other Cash Disbursements	3,577,682.90	159,910.99	823,183.01	793,867.25	512,157.84	405,815.81	280,897.07	91,727.03	510,123.90

TOTAL ALL CASH DISBURSEMENTS	10,096,508.13	516,525.45	2,823,582.24	2,293,342.17	1,298,555.01	1,255,835.89	1,110,515.89	288,027.58	510,123.90

	(779,862.46)	—	—	—	—	—	—	—	(779,862.46)

Book Balance per bank rec.		—	—		—	—			(779,862.46)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	556,272.19
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$556,272.19

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No. 03-13208
Monthly Court Report for August-06
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	71,119.26	8,637.18	7,679.68	10,498.87	9,730.54	7,432.03	—	—	10,737.78	5,418.27	10,984.91		71,119.26	—	—	71,119.26

	—												—	—	—	—
TICO Cash Collected	—												—	—	—	—
SM Cash Collected	456,176.32	37,994.12	30,816.53	44,853.73	36,506.05	41,537.17	125,304.45		61,582.61	37,382.20	40,199.46		456,176.32	—	—	456,176.32
TIG Cash Collected	—												—	—	—	—
TPF Cash Collected	—												—	—	—	—
TCL Cash Collected	—												—	—	—	—
Other Income Collected	—												—	—	—	—

SUBTOTAL	456,176.32	37,994.12	30,816.53	44,853.73	36,506.05	41,537.17	125,304.45	—	61,582.61	37,382.20	40,199.46	—	456,176.32	—	—	456,176.32

	—												—	—	—	—
	—												—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	79,960.50	(39,318.39)	(32,983.38)	(48,846.25)	(39,467.83)	(44,779.13)	391,221.00	39,746.74	(64,857.74)	(35,563.48)	(45,191.04)		79,960.50	—	—	79,960.50
	—												—	—	—	—
	—												—	—	—	—

Total Cash Receipts and Transfers	536,136.82	(1,324.27)	(2,166.85)	(3,992.52)	(2,961.78)	(3,241.96)	516,525.45	39,746.74	(3,275.13)	1,818.72	(4,991.58)	—	496,390.08	39,746.74	—	536,136.82

													—	—		—
Cash Disbursements - Loans													—	—		—
													—	—		—
Loan Proceeds Checks	342,165.55						342,165.55						342,165.55	—		342,165.55
Expenses related to Loans	14,448.91						14,448.91						14,448.91	—		14,448.91

Subtotal - Loans	356,614.46	—	—	—	—	—	356,614.46	—	—	—	—		356,614.46	—	—	356,614.46

													—	—		—
													—	—		—
Cash Disbursements - Other	—												—	—		—
Advertising	8,672.92						8,672.92						8,672.92	—		8,672.92
Bank Charges	60.56						60.56						60.56	—	—	60.56
Claims Funding*	2,656.90						2,656.90						2,656.90	—		2,656.90
Company Auto	293.16						293.16						293.16	—	—	293.16
Computer Costs	626.98						626.98						626.98	—	—	626.98
Dues And Subscriptions	—						—						—	—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—	—
Equipment Rental	—						—						—	—	—	—
Fixed Assets	1,428.01						1,428.01						1,428.01	—	—	1,428.01
Forms & Printing	3,584.40						3,584.40						3,584.40	—	—	3,584.40
Insurance	2,176.38						2,176.38						2,176.38	—	—	2,176.38
Meals & Entertainment	412.98						412.98						412.98	—	—	412.98
Miscellaneous	337.40						337.40						337.40	—	—	337.40
Office Expense	3,018.72						3,018.72						3,018.72	—	—	3,018.72
Postage	7,575.98						7,575.98						7,575.98	—	—	7,575.98
Prepaid Expenses	—						—						—	—	—	—
Prepaid Software ABS	—						—						—	—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—	—
Rent	12,367.63						12,367.63						12,367.63	—	—	12,367.63
Repairs & Maintenance	1,362.25						1,362.25						1,362.25	—	—	1,362.25
Roadgard	—						—						—	—	—	—
Seminars & Meetings	—						—						—	—	—	—
Taxes & Licenses	—						—						—	—	—	—
Telephone	7,088.92						7,088.92						7,088.92	—	—	7,088.92
Temporary Agency Staff	—						—						—	—	—	—
Travel	1,396.07						1,396.07						1,396.07	—	—	1,396.07
Utilities	5,250.24						5,250.24						5,250.24	—	—	5,250.24
Interest to Finova	—						—						—	—	—	—
Payroll Paid TTG	—						—						—	—	—	—
Payroll Paid SMC	140,557.01						100,810.27	39,746.74					100,810.27	39,746.74	—	140,557.01
Restructuring Officer	—						—						—	—	—	—
Insurance Renewal	—						—						—	—	—	—
Voyager Payment	—						—						—	—	—	—
Pre-Filing Prepays	—						—						—	—	—	—
Deposit to Lender	—						—						—	—	—	—
US Trustee	—						—						—	—	—	—
Bankruptcy Professionals	—						—						—	—	—	—
Other	791.22						791.22						791.22	—	—	791.22

Total Other Cash Disbursements	199,657.73	—	—	—	—	—	159,910.99	39,746.74	—	—	—		159,910.99	39,746.74	—	199,657.73

													—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	556,272.19	—	—	—	—	—	516,525.45	39,746.74	—	—	—		516,525.45	39,746.74	—	556,272.19

																—

	50,983.89	7,312.91	5,512.83	6,506.35	6,768.76	4,190.07	—	—	7,462.65	7,236.99	5,993.33		50,983.89	—	—	50,983.89

Ending Bank Balance per bank rec.	50,983.89	7,312.91	5,512.83	6,506.35	6,768.76	4,190.07			7,462.65	7,236.99	5,993.33

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,634,975.14
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,634,975.14

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for August-06
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	505,670.37	5,242.97	10,208.29	8,603.28	402,143.66	17,474.03

	—
TICO Cash Collected	—
SM Cash Collected	2,347,569.29	41,689.57	56,754.56	48,398.43	1,964,922.68	89,464.20	(152,877.47)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,347,569.29	41,689.57	56,754.56	48,398.43	1,964,922.68	89,464.20	(152,877.47)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	480,082.82	(43,840.64)	(62,064.82)	(50,677.02)	(1,729,586.31)	(96,589.59)	2,446,077.05
	—
	—

Total Cash Receipts and Transfers	2,827,652.11	(2,151.07)	(5,310.26)	(2,278.59)	235,336.37	(7,125.39)	2,293,199.58

Cash Disbursements - Loans

Loan Proceeds Checks	1,416,535.10						1,416,535.10
Expenses related to Loans	82,939.82						82,939.82

Subtotal - Loans	1,499,474.92						1,499,474.92

Cash Disbursements - Other
Advertising	14,935.06						14,935.06
Bank Charges	—
Claims Funding*	36,026.15						36,026.15
Company Auto	5,364.94						5,364.94
Computer Costs	4,873.30						4,873.30
Dues And Subscriptions	15.35						15.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	—						—
Forms & Printing	12,784.08						12,784.08
Insurance	10,491.22						10,491.22
Meals & Entertainment	2,119.79						2,119.79
Miscellaneous	876.55						876.55
Office Expense	1,172.17						1,172.17
Postage	11,741.16						11,741.16
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	38,094.66						38,094.66
Repairs & Maintenance	6,595.59						6,595.59
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	1,658.64						1,658.64
Telephone	22,757.97						22,757.97
Temporary Agency Staff	32.00						32.00
Travel	2,445.04						2,445.04
Utilities	11,093.40						11,093.40
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	796,810.79						455,035.23
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	149,405.51						149,405.51
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	6,206.85						6,206.85

Total Other Cash Disbursements	1,135,500.22	—	—	—	—	—	793,724.66

TOTAL ALL CASH DISBURSEMENTS	2,634,975.14	—	—	—	—	—	2,293,199.58

	698,347.34	3,091.90	4,898.03	6,324.69	637,480.03	10,348.64	—

Book Balance per bank rec.	698,347.34	3,091.90	4,898.03	6,324.69	637,480.03	10,348.64

	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	—	14,275.81	16,123.63	31,598.70	505,670.37	—	—	505,670.37

						—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		57,277.67	61,627.11	180,312.54	2,347,569.29	—	—	2,347,569.29
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	57,277.67	61,627.11	180,312.54	2,347,569.29	—	—	2,347,569.29

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	341,775.56	(63,864.10)	(68,243.66)	(192,903.65)	138,307.26	341,775.56	—	480,082.82
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	341,775.56	(6,586.43)	(6,616.55)	(12,591.11)	2,485,876.55	341,775.56	—	2,827,652.11

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					1,416,535.10			1,416,535.10
Expenses related to Loans					82,939.82			82,939.82

Subtotal - Loans					1,499,474.92			1,499,474.92

					—
					—
Cash Disbursements - Other					—
Advertising					14,935.06			14,935.06
Bank Charges					—	—	—	—
Claims Funding*					36,026.15			36,026.15
Company Auto					5,364.94	—	—	5,364.94
Computer Costs					4,873.30	—	—	4,873.30
Dues And Subscriptions					15.35	—	—	15.35
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					—	—	—	—
Forms & Printing					12,784.08	—	—	12,784.08
Insurance					10,491.22	—	—	10,491.22
Meals & Entertainment					2,119.79	—	—	2,119.79
Miscellaneous					876.55	—	—	876.55
Office Expense					1,172.17	—	—	1,172.17
Postage					11,741.16	—	—	11,741.16
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					—	—	—	—
Rent					38,094.66	—	—	38,094.66
Repairs & Maintenance					6,595.59	—	—	6,595.59
Roadgard					—	—	—	—
Seminars & Meetings					—	—	—	—
Taxes & Licenses					1,658.64	—	—	1,658.64
Telephone					22,757.97	—	—	22,757.97
Temporary Agency Staff					32.00	—	—	32.00
Travel					2,445.04	—	—	2,445.04
Utilities					11,093.40	—	—	11,093.40
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	341,775.56				455,035.23	341,775.56	—	796,810.79
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					149,405.51	—	—	149,405.51
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					6,206.85	—	—	6,206.85

Total Other Cash Disbursements	341,775.56	—	—	—	1,135,500.22	—	—	1,135,500.22

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	341,775.56	—	—	—	2,293,199.58	341,775.56	—	2,634,975.14

	—	7,689.38	9,507.08	19,007.59	698,347.34	—	—	698,347.34

Book Balance per bank rec.		7,689.38	9,507.08	19,007.59

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,713,946.22
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,713,946.22

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for August-06
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993
Beginning Cash Position	528,000.47	13,112.22	11,288.46	11,210.86	12,659.98	12,016.74	200.00	8,093.50

	—
TICO Cash Collected	—
SM Cash Collected	2,788,612.33	44,789.33	57,535.37	44,581.00	59,004.39	27,137.07	3,797.00	33,290.26
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,788,612.33	44,789.33	57,535.37	44,581.00	59,004.39	27,137.07	3,797.00	33,290.26

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(258,297.38)	(50,703.79)	(62,831.87)	(49,002.31)	(64,415.10)	(27,878.33)	(2,938.00)	(36,020.26)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,530,314.95	(5,914.46)	(5,296.50)	(4,421.31)	(5,410.71)	(741.26)	859.00	(2,730.00)

Cash Disbursements - Loans
Loan Proceeds Checks	1,929,033.30
Expenses related to Loans	71,365.93

Subtotal - Loans	2,000,399.23	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	20,292.60
Bank Charges	—
Claims Funding*	76,842.54
Company Auto	2,609.41
Computer Costs	4,568.32
Dues And Subscriptions	75.00
Employee Reimbursements - collections exp	—
Equipment Rental	116.24
Fixed Assets	6,358.92
Forms & Printing	13,975.71
Insurance	13,020.18
Meals & Entertainment	1,838.64
Miscellaneous	1,205.80
Office Expense	2,009.46
Postage	9,673.23
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	63,634.27
Repairs & Maintenance	7,644.03
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	110.34
Telephone	32,456.36
Temporary Agency Staff	—
Travel	4,130.51
Utilities	22,742.11
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	9,562.06

Total Other Cash Disbursements	713,546.99	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,713,946.22	—	—	—	—	—	—	—

	344,369.20	7,197.76	5,991.96	6,789.55	7,249.27	11,275.48	1,059.00	5,363.50

Book Balance per bank rec.	344,369.20	7,197.76	5,991.96	6,789.55	7,249.27	11,275.48	1,059.00	5,363.50

	State Bank of Texas 8041871	Bank of Texas	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	9,409.18	12,692.58	12,196.98	9,026.57	10,739.09	8,492.71	143,276.01	12,199.84

TICO Cash Collected
SM Cash Collected	27,914.87	42,722.85	61,968.02	45,746.61	33,210.49	34,008.46	696,926.58	63,232.24
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	27,914.87	42,722.85	61,968.02	45,746.61	33,210.49	34,008.46	696,926.58	63,232.24

GENERAL LEDGER DEPOSITS AND TRANSFERS	(31,734.79)	(49,187.30)	(66,192.60)	(49,656.04)	(37,239.68)	(35,894.66)	(740,917.01)	(68,381.75)
		—

Total Cash Receipts and Transfers	(3,819.92)	(6,464.45)	(4,224.58)	(3,909.43)	(4,029.19)	(1,886.20)	(43,990.43)	(5,149.51)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	5,589.26	6,228.13	7,972.40	5,117.14	6,709.90	6,606.51	99,285.58	7,050.33

Book Balance per bank rec.	5,589.26	6,228.13	7,972.40	5,117.14	6,709.90	6,606.51	99,285.58	7,050.33

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	1st National 79921
Beginning Cash Position	7,243.82	8,987.36	8,061.97	7,418.52	10,179.37	9,398.49	13,088.74	6,959.72	11,862.37

TICO Cash Collected					—
SM Cash Collected	42,243.73	38,247.67	37,841.98	49,469.29	57,800.89	32,044.80	50,114.88	41,846.55	53,664.63
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	42,243.73	38,247.67	37,841.98	49,469.29	57,800.89	32,044.80	50,114.88	41,846.55	53,664.63

GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,574.56)	(38,499.85)	(42,371.67)	(55,745.96)	(61,476.35)	(34,725.92)	(55,839.54)	(43,976.19)	(56,810.40)

Total Cash Receipts and Transfers	(4,330.83)	(252.18)	(4,529.69)	(6,276.67)	(3,675.46)	(2,681.12)	(5,724.66)	(2,129.64)	(3,145.77)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges					—				—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	2,912.99	8,735.18	3,532.28	1,141.85	6,503.91	6,717.37	7,364.08	4,830.08	8,716.60

Book Balance per bank rec.	2,912.99	8,735.18	3,532.28	1,141.85	6,503.91	6,717.37	7,364.08	4,830.08	8,716.60

	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Capital City 2931314501	Citizens 8041871	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	10,375.23	10,876.81	14,590.28	12,498.81	—	13,326.83	—

TICO Cash Collected
SM Cash Collected	45,991.69	52,086.56	47,840.25	34,538.73	0.00	43,675.63	528,040.02
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	45,991.69	52,086.56	47,840.25	34,538.73	—	43,675.63	528,040.02

GENERAL LEDGER DEPOSITS AND TRANSFERS	(53,868.42)	(57,153.06)	(54,740.63)	(39,216.77)	—	(46,196.55)	1,765,224.94

Total Cash Receipts and Transfers	(7,876.73)	(5,066.50)	(6,900.38)	(4,678.04)	—	(2,520.92)	2,293,264.96

Cash Disbursements - Loans
Loan Proceeds Checks							1,929,033.30
Expenses related to Loans							71,365.93

Subtotal - Loans	—	—	—	—	—	—	2,000,399.23

Cash Disbursements - Other
Advertising							20,292.60
Bank Charges	—	—	—
Claims Funding*							76,842.54
Company Auto							2,609.41
Computer Costs							4,568.32
Dues And Subscriptions							75.00
Employee Reimbursements - collections exp							—
Equipment Rental							116.24
Fixed Assets							6,358.92
Forms & Printing							13,975.71
Insurance							13,020.18
Meals & Entertainment							1,838.64
Miscellaneous							1,205.80
Office Expense							2,009.46
Postage							9,673.23
Prepaid Expenses							—
Prepaid Software ABS							—
Professional Fees-Ordinary Course							—
Rent							63,634.27
Repairs & Maintenance							7,644.03
Roadgard							—
Seminars & Meetings							—
Taxes & Licenses							110.34
Telephone							32,456.36
Temporary Agency Staff							—
Travel							4,130.51
Utilities							22,742.11
Interest to Finova							—
Payroll Paid TTG							—
Payroll Paid SMC
Restructuring Officer							—
Insurance Renewal							—
Voyager Payment							—
Pre-Filing Prepays							—
Deposit to Lender							—
US Trustee							—
Bankruptcy Professionals							—
Other							9,562.06

Total Other Cash Disbursements	—	—	—	—	—	—	292,865.73

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	2,293,264.96

	2,498.50	5,810.31	7,689.90	7,820.77	—	10,805.91	—

Book Balance per bank rec.	2,498.50	5,810.31	7,689.90	7,820.77	—	10,805.91	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	10,523.44	12,723.28	10,141.48	10,789.08	11,490.92	6,944.72	33,904.51	528,000.47	—	—	528,000.47

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		55,247.59	59,493.46	38,560.11	47,207.74	(908.10)	56,110.14	101,589.55	2,788,612.33	—	—	2,788,612.33
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	55,247.59	59,493.46	38,560.11	47,207.74	(908.10)	56,110.14	101,589.55	2,788,612.33	—	—	2,788,612.33

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	420,681.26	(60,365.82)	(64,265.92)	(42,715.17)	(49,453.47)	(9,096.74)	(61,497.05)	(96,620.05)	(678,978.64)	420,681.26	—	(258,297.38)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	420,681.26	(5,118.23)	(4,772.46)	(4,155.06)	(2,245.73)	(10,004.84)	(5,386.91)	4,969.50	2,109,633.69	420,681.26	—	2,530,314.95

										—
Cash Disbursements - Loans										—
									—	—
Loan Proceeds Checks									1,929,033.30	—		1,929,033.30
Expenses related to Loans									71,365.93	—		71,365.93

Subtotal - Loans	—	—	—	—	—	—	—	—	2,000,399.23	—	—	2,000,399.23

										—
										—
Cash Disbursements - Other										—
Advertising									20,292.60	—	—	20,292.60
Bank Charges								—	—		—	—
Claims Funding*									76,842.54	—		76,842.54
Company Auto									2,609.41	—	—	2,609.41
Computer Costs									4,568.32	—	—	4,568.32
Dues And Subscriptions									75.00	—	—	75.00
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									116.24	—	—	116.24
Fixed Assets									6,358.92	—	—	6,358.92
Forms & Printing									13,975.71	—	—	13,975.71
Insurance									13,020.18	—	—	13,020.18
Meals & Entertainment									1,838.64	—	—	1,838.64
Miscellaneous									1,205.80	—	—	1,205.80
Office Expense									2,009.46	—	—	2,009.46
Postage									9,673.23	—	—	9,673.23
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									—	—	—	—
Rent									63,634.27	—	—	63,634.27
Repairs & Maintenance									7,644.03	—	—	7,644.03
Roadgard									—	—	—	—
Seminars & Meetings									—	—	—	—
Taxes & Licenses									110.34	—	—	110.34
Telephone									32,456.36	—	—	32,456.36
Temporary Agency Staff									—	—	—	—
Travel									4,130.51	—	—	4,130.51
Utilities									22,742.11	—	—	22,742.11
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	420,681.26								—	420,681.26	—	420,681.26
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									9,562.06	—	—	9,562.06

Total Other Cash Disbursements	420,681.26	—	—	—	—	—	—	—	292,865.73	420,681.26	—	713,546.99

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	420,681.26	—	—	—	—	—	—	—	2,293,264.96	420,681.26	—	2,713,946.22

	—	5,405.21	7,950.82	5,986.42	8,543.35	1,486.08	1,557.81	38,874.01	344,369.20	—	—	344,369.20

Book Balance per bank rec.		5,405.21	7,950.82	5,986.42	8,543.35	1,486.08	1,557.81	38,874.01

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,414,196.09
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,414,196.09

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for August-06
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,249,276.78	1,249,276.78		1,249,276.78	—	—	1,249,276.78
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,249,276.78	1,249,276.78	—	1,249,276.78	—	—	1,249,276.78

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	164,919.31	6,559.11	158,360.20	6,559.11	158,360.20	—	164,919.31
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,414,196.09	1,255,835.89	158,360.20	1,255,835.89	158,360.20	—	1,414,196.09

Cash Disbursements - Loans
Loan Proceeds Checks	816,170.47	816,170.47		816,170.47			816,170.47
Expenses related to Loans	33,849.61	33,849.61		33,849.61			33,849.61

Subtotal - Loans	850,020.08	850,020.08	—	850,020.08	—	—	850,020.08

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	8,815.74	8,815.74		8,815.74			8,815.74
Bank Charges	66.33	66.33		66.33	—	—	66.33
Claims Funding*	51,809.92	51,809.92		51,809.92			51,809.92
Company Auto	—	—		—	—	—	—
Computer Costs	3,100.28	3,100.28		3,100.28	—	—	3,100.28
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	847.63	847.63		847.63	—	—	847.63
Forms & Printing	7,327.56	7,327.56		7,327.56	—	—	7,327.56
Insurance	5,879.09	5,879.09		5,879.09	—	—	5,879.09
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	259.00	259.00		259.00	—	—	259.00
Office Expense	135.56	135.56		135.56	—	—	135.56
Postage	5,994.48	5,994.48		5,994.48	—	—	5,994.48
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	21,430.04	21,430.04		21,430.04	—	—	21,430.04
Repairs & Maintenance	2,763.14	2,763.14		2,763.14	—	—	2,763.14
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	663.28	663.28		663.28	—	—	663.28
Telephone	8,768.26	8,768.26		8,768.26	—	—	8,768.26
Temporary Agency Staff	—	—		—	—	—	—
Travel	142.29	142.29		142.29	—	—	142.29
Utilities	7,083.00	7,083.00		7,083.00	—	—	7,083.00
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	360,170.63	201,810.43	158,360.20	201,810.43	158,360.20	—	360,170.63
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	76,571.64	76,571.64		76,571.64	—	—	76,571.64
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	2,348.14	2,348.14		2,348.14	—	—	2,348.14

Total Other Cash Disbursements	564,176.01	405,815.81	158,360.20	405,815.81	158,360.20	—	564,176.01

TOTAL ALL CASH DISBURSEMENTS	1,414,196.09	1,255,835.89	158,360.20	1,255,835.89	158,360.20	—	1,414,196.09

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,479,251.56
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,479,251.56

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for August-06
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	31,090.58	9,364.49	14,877.57	6,848.52	—	—	31,090.58	—	—	31,090.58

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,218,950.76	40,708.43	93,452.58	$66,104.62	1,018,685.13		1,218,950.76	—	—	1,218,950.76
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,218,950.76	40,708.43	93,452.58	66,104.62	1,018,685.13	—	1,218,950.76	—	—	1,218,950.76

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	249,732.19	(44,425.67)	(98,537.65)	(67,870.92)	277,730.11	182,836.32	66,895.87	182,836.32	—	249,732.19
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,468,682.95	(3,717.24)	(5,085.07)	(1,766.30)	1,296,415.24	182,836.32	1,285,846.63	182,836.32	—	1,468,682.95

Cash Disbursements - Loans
							—
Loan Proceeds Checks	743,142.19				743,142.19		743,142.19			743,142.19
Expenses related to Loans	43,254.98				43,254.98		43,254.98			43,254.98

Subtotal - Loans	786,397.17	—	—	—	786,397.17	—	786,397.17	—	—	786,397.17

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	11,033.34				11,033.34		11,033.34			11,033.34
Bank Charges	—				—		—	—	—	—
Claims Funding*	7,130.84				7,130.84		7,130.84			7,130.84
Company Auto	1,383.87				1,383.87		1,383.87	—	—	1,383.87
Computer Costs	2,938.89				2,938.89		2,938.89	—	—	2,938.89
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	—				—		—	—	—	—
Forms & Printing	5,251.11				5,251.11		5,251.11	—	—	5,251.11
Insurance	5,380.24				5,380.24		5,380.24	—	—	5,380.24
Meals & Entertainment	1,171.59				1,171.59		1,171.59	—	—	1,171.59
Miscellaneous	486.20				486.20		486.20	—	—	486.20
Office Expense	404.64				404.64		404.64	—	—	404.64
Postage	5,913.91				5,913.91		5,913.91	—	—	5,913.91
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	23,398.62				23,398.62		23,398.62	—	—	23,398.62
Repairs & Maintenance	—						—	—	—	—
Roadgard	31,510.00				31,510.00		31,510.00	—	—	31,510.00
Seminars & Meetings	723.76				723.76		723.76	—	—	723.76
Taxes & Licenses	5,356.27				5,356.27		5,356.27	—	—	5,356.27
Telephone	12,244.04				12,244.04		12,244.04	—	—	12,244.04
Temporary Agency Staff	—				—		—	—	—	—
Travel	978.43				978.43		978.43	—	—	978.43
Utilities	7,253.91				7,253.91		7,253.91	—	—	7,253.91
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	414,228.84				231,392.52	182,836.32	231,392.52	182,836.32	—	414,228.84
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	152,449.50				152,449.50		152,449.50	—	—	152,449.50
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	3,616.39				3,616.39		3,616.39	—	—	3,616.39

Total Other Cash Disbursements	692,854.39	—	—	—	510,018.07	182,836.32	510,018.07	182,836.32	—	692,854.39

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,479,251.56	—	—	—	1,296,415.24	182,836.32	1,296,415.24	182,836.32	—	1,479,251.56

	20,521.97	5,647.25	9,792.50	5,082.22	—	—	20,521.97	—	—	20,521.97

Book Balance per bank rec.	20,521.97	5,647.25	9,792.50	5,082.22

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,225,056.43
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,225,056.43

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No.03-13206
Monthly Court Report for August-06
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	AmSouth 50972898	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	173,808.66	8,010.51	7,597.09	7,091.49	3,847.92	5,292.73	—	—	9,608.60	5,889.98	126,470.34	173,808.66	—	—	173,808.66

	—											—	—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	1,041,764.32	42,496.48	26,286.20	30,040.64	12,585.76	15,521.09	227,931.95		18,822.00	46,146.42	621,933.78	1,041,764.32	—	—	1,041,764.32
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	1,041,764.32	42,496.48	26,286.20	30,040.64	12,585.76	15,521.09	227,931.95	—	18,822.00	46,146.42	621,933.78	1,041,764.32	—	—	1,041,764.32

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	120,164.54	(48,416.60)	(29,880.44)	(32,787.69)	(13,273.86)	(17,043.93)	882,583.94	114,540.54	(21,189.71)	(48,022.71)	(666,345.00)	5,624.00	114,540.54	—	120,164.54
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	1,161,928.86	(5,920.12)	(3,594.24)	(2,747.05)	(688.10)	(1,522.84)	1,110,515.89	114,540.54	(2,367.71)	(1,876.29)	(44,411.22)	1,047,388.32	114,540.54	—	1,161,928.86

												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	793,300.41						793,300.41					793,300.41			793,300.41
Expenses related to Loans	36,318.41						36,318.41					36,318.41			36,318.41

Subtotal - Loans	829,618.82	—	—	—	—	—	829,618.82	—	—	—	—	829,618.82	—	—	829,618.82

												—
												—
Cash Disbursements - Other												—
Advertising	13,249.54						13,249.54					13,249.54			13,249.54
Bank Charges	95.89						95.89					95.89	—	—	95.89
Claims Funding*	10,471.03						10,471.03					10,471.03			10,471.03
Company Auto	1,813.93						1,813.93					1,813.93	—	—	1,813.93
Computer Costs	1,969.99						1,969.99					1,969.99	—	—	1,969.99
Dues And Subscriptions	252.88						252.88					252.88	—	—	252.88
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	1,527.39						1,527.39					1,527.39	—	—	1,527.39
Forms & Printing	4,239.20						4,239.20					4,239.20	—	—	4,239.20
Insurance	5,224.87						5,224.87					5,224.87	—	—	5,224.87
Meals & Entertainment	1,347.04						1,347.04					1,347.04	—	—	1,347.04
Miscellaneous	633.60						633.60					633.60	—	—	633.60
Office Expense	2,457.70						2,457.70					2,457.70	—	—	2,457.70
Postage	2,566.16						2,566.16					2,566.16	—	—	2,566.16
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	260.30						260.30					260.30	—	—	260.30
Rent	24,455.49						24,455.49					24,455.49	—	—	24,455.49
Repairs & Maintenance	2,619.31						2,619.31					2,619.31	—	—	2,619.31
Roadgard	—						—					—	—	—	—
Seminars & Meetings	—						—					—	—	—	—
Taxes & Licenses	667.19						667.19					667.19	—	—	667.19
Telephone	15,571.39						15,571.39					15,571.39	—	—	15,571.39
Temporary Agency Staff	—						—					—	—	—	—
Travel	5,142.39						5,142.39					5,142.39	—	—	5,142.39
Utilities	5,055.85						5,055.85					5,055.85	—	—	5,055.85
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	295,139.56						180,599.02	114,540.54				180,599.02	114,540.54	—	295,139.56
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	—						—					—	—	—	—
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	676.91						676.91					676.91	—	—	676.91

Total Other Cash Disbursements	395,437.61	—	—	—	—	—	280,897.07	114,540.54	—	—	—	280,897.07	114,540.54	—	395,437.61

												—

TOTAL ALL CASH DISBURSEMENTS	1,225,056.43	—	—	—	—	—	1,110,515.89	114,540.54	—	—	—	1,110,515.89	114,540.54	—	1,225,056.43

	110,681.09	2,090.39	4,002.85	4,344.44	3,159.82	3,769.89	—	—	7,240.89	4,013.69	82,059.12	110,681.09	—	—	110,681.09

Book Balance per bank rec.	110,681.09	2,090.39	4,002.85	4,344.44	3,159.82	3,769.89			7,240.89	4,013.69	82,059.12

In re:	Case No.03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	632,349.43
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$632,349.43

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for August-06
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(562,592.26)	104,790.23	485,825.95	(1,141,777.18)	(11,431.26)	(562,592.26)	—	—	(562,592.26)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,452,373.36		1,452,373.36		—	1,452,373.36	—	—	1,452,373.36
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	306.45	306.45				306.45	—	—	306.45

SUBTOTAL	1,452,679.81	306.45	1,452,373.36	—	—	1,452,679.81	—	—	1,452,679.81

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(555,451.44)		(1,554,156.80)	872,038.62	126,666.74	(682,118.18)	126,666.74	—	(555,451.44)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	897,228.37	306.45	(101,783.44)	872,038.62	126,666.74	770,561.63	126,666.74	—	897,228.37

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	47,452.50			47,452.50		47,452.50			47,452.50
Bank Charges	20,360.29			20,360.29		20,360.29	—	—	20,360.29
Claims Funding*	86,409.16			86,409.16		86,409.16			86,409.16
Company Auto	3,028.10			3,028.10		3,028.10	—	—	3,028.10
Computer Costs	12,781.52			12,781.52		12,781.52	—	—	12,781.52
Dues And Subscriptions	599.00			599.00		599.00	—	—	599.00
Employee Reimbursements -collections exp	—			—		—	—	—	—
Equipment Rental	3,679.50			3,679.50		3,679.50	—	—	3,679.50
Fixed Assets	13,495.88			13,495.88		13,495.88	—	—	13,495.88
Forms & Printing	2,182.85			2,182.85		2,182.85	—	—	2,182.85
Insurance	2,137.72			2,137.72		2,137.72	—	—	2,137.72
Meals & Entertainment	1,764.41			1,764.41		1,764.41	—	—	1,764.41
Miscellaneous	601.35			601.35		601.35	—	—	601.35
Office Expense	2,505.30			2,505.30		2,505.30	—	—	2,505.30
Postage	8,346.12			8,346.12		8,346.12	—	—	8,346.12
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	24,457.75			24,457.75		24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	5,998.87			5,998.87		5,998.87	—	—	5,998.87
Rent	14,311.19			14,311.19		14,311.19	—	—	14,311.19
Repairs & Maintenance	4,166.21			4,166.21		4,166.21	—	—	4,166.21
Roadgard	—			—		—	—	—	—
Seminars & Meetings	291.00			291.00		291.00	—	—	291.00
Taxes & Licenses	500.18			500.18		500.18	—	—	500.18
Telephone	5,643.77			5,643.77		5,643.77	—	—	5,643.77
Temporary Agency Staff	—			—		—	—	—	—
Travel	6,918.80			6,918.80		6,918.80	—	—	6,918.80
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	338,714.46			216,488.93	122,225.53	216,488.93	122,225.53	—	338,714.46
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	18,775.00			18,775.00		18,775.00	—	—	18,775.00
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	7,228.50			7,228.50		7,228.50	—	—	7,228.50

Total Other Cash Disbursements	632,349.43	—	—	510,123.90	122,225.53	510,123.90	122,225.53	—	632,349.43

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	632,349.43	—	—	510,123.90	122,225.53	510,123.90	122,225.53	—	632,349.43

	(297,713.32)	105,096.68	384,042.51	(779,862.46)	(6,990.05)	(302,154.53)	4,441.21	—	(297,713.32)

Book Balance per bank rec.	(297,713.32)	105,096.68	384,042.51	(779,862.46)	(6,990.05)
		—		—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for August-06
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period August-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for August-06
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period August-06

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period August-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operationas Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

8/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,354,656	—	—	3,354,656	71.1%	—	3,354,656	71.3%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	573,123	—	—	573,123	12.2%	—	573,123	12.2%
Late Charges	—	—	—	331,945	—	—	331,945	7.0%	—	331,945	7.1%

Total Interest Income	—	—	—	4,259,724	—	—	4,259,724	90.3%	—	4,259,724	90.5%
Interest Expense	—	—	—	241,753	155,779	—	397,532	8.4%	—	397,532	8.5%

Net Interest Income	—	—	—	4,017,971	(155,779)	—	3,862,192	81.9%	—	3,862,192	82.1%
Provision for Loan Losses
P&L Recoveries	—	—	—	(52,569)	—	—	(52,569)	-1.1%	(1,287)	(53,856)	-1.1%
Reserves	—	—	—	435,707	—	—	435,707	9.2%	—	435,707	9.3%
Cash	—	—	—	764,398	—	—	764,398	16.2%	—	764,398	16.2%

Total Provision	—	—	—	1,147,537	—	—	1,147,537	24.3%	(1,287)	1,146,250	24.4%
Net Interest included Provision	—	—	—	2,870,434	(155,779)	—	2,714,655		1,287	2,715,943
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	396,153	—	—	396,153	8.4%	—	396,153	8.4%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	36,334	—	—	36,334	0.8%	—	36,334	0.8%
Other Income	—	—	—	(297)	24,230	—	23,932	0.5%	(11,840)	12,092	0.3%

Total Direct Income	—	—	—	432,190	24,230	—	456,419	9.7%	(11,840)	444,580	9.5%
Total Revenue	—	—	—	4,691,914	24,230	—	4,716,143	100.0%	(11,840)	4,704,304	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,471,941	36,183	—	1,508,123	32.0%	—	1,508,123	32.1%
Commissions/Bonus	—	—	—	237,278	—	—	237,278	5.0%	—	237,278	5.0%
Benefits	—	—	—	216,735	1,585	—	218,321	4.6%	—	218,321	4.6%
Taxes	—	—	—	131,483	1,670	—	133,153	2.8%	—	133,153	2.8%
Other	—	—	—	1,645	—	—	1,645	0.0%	—	1,645	0.0%

Total Personnel	—	—	—	2,059,082	39,437	—	2,098,520	44.5%	—	2,098,520	44.6%
Building
Rent	—	—	—	202,934	3,684	—	206,618	4.4%	—	206,618	4.4%
Utilities	—	—	—	60,726	501	—	61,227	1.3%	—	61,227	1.3%
Depreciation	—	—	—	60,030	1,379	—	61,408	1.3%	2,306	63,714	1.4%
Other	—	—	—	14,126	—	—	14,126	0.3%	—	14,126	0.3%

Total Building	—	—	—	337,816	5,563	—	343,379	7.3%	2,306	345,685	7.3%
Telecommunications
Telephone	—	—	—	85,176	1,076	—	86,252	1.8%	—	86,252	1.8%
Computers	—	—	—	48,916	4,813	—	53,729	1.1%	—	53,729	1.1%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	134,092	5,889	—	139,981	3.0%	—	139,981	3.0%
Advertising	—	—	—	159,272	—	—	159,272	3.4%	—	159,272	3.4%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	32,638	5,338,547	—	5,371,185	113.9%	—	5,371,185	114.2%
Collection Expense	—	—	—	3,099	—	—	3,099	0.1%	—	3,099	0.1%
Travel	—	—	—	85,450	—	—	85,450	1.8%	—	85,450	1.8%
Office Expense	—	—	—	136,333	2,168	—	138,502	2.9%	—	138,502	2.9%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	7,829	—	—	7,829	0.2%	—	7,829	0.2%
Taxes & Licenses	—	—	—	23,827	899	—	24,726	0.5%	—	24,726	0.5%
Other	—	—	—	51,233	8,730	—	59,963	1.3%	3,750	63,713	1.4%

Total Other Expense	—	—	—	219,222	11,797	—	231,020	4.9%	3,750	234,770	5.0%

Total Direct Expense	—	—	—	4,419,960	5,557,013	—	9,976,973	211.5%	4,769	9,981,742	212.2%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	271,954	(5,532,783)	—	(5,260,830)	-111.5%	(16,609)	(5,277,438)	-112.2%
Income Tax (34%)	—	—	—	105,029	—	—	105,029	2.2%	—	105,029	2.2%

Net Income	—	—	—	166,925	(5,532,783)	—	(5,365,858)	-113.8%	(16,609)	(5,382,467)	-114.4%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru August 31, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	109,929,422	36	—	110,308,004	68.9%	10,166,085	120,474,089	76.9%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.3%
Fee Income	226,383	105,384	—	14,538,147	—	—	14,869,914	9.3%	51,566	14,921,480	9.5%
Late Charges	149,281	—	—	9,058,588	—	—	9,207,869	5.7%	1,064,348	10,272,217	6.6%

Total Interest Income	741,283	118,310	—	133,526,158	36	—	134,385,787	83.9%	14,957,402	149,343,189	95.3%
Interest Expense	113,794	52,912	0	6,389,502	6,589,095	—	13,145,303	8.2%	3,252,426	16,397,729	10.5%

Net Interest Income	627,489	65,398	(0)	127,136,656	(6,589,059)	—	121,240,484	75.7%	11,704,976	132,945,460	84.8%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,749,032)	—	—	(1,758,527)	-1.1%	(2,479,609)	(4,238,136)	-2.7%
Reserves	—	(20,000)	—	2,423,492	—	—	2,403,492	1.5%	(7,657,559)	(5,254,067)	-3.4%
Cash	557,239	64,134	4,612	32,463,524	—	—	33,089,508	20.7%	21,309,765	54,399,273	34.7%

Total Provision	547,854	44,024	4,612	33,137,984	—	—	33,734,473	21.1%	11,172,597	44,907,070	28.7%
Net Interest included Provision	79,635	21,375	(4,612)	93,998,672	(6,589,059)	—	87,506,011		532,379	88,038,390
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	16,589,627	—	—	16,589,627	10.4%	1,598,728	18,188,355	11.6%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.4%	69,787	2,255,222	1.4%
Earned Insurance	—	—	—	—	—	—	—	0.0%	388,523	388,523	0.2%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,029,684	—	—	1,030,580	0.6%	—	1,030,580	0.7%
Other Income	171,288	256,832	2,042,382	2,337,717	1,198,839	—	6,007,058	3.7%	(20,488,782)	(14,481,724)	-9.2%

Total Direct Income	171,288	256,832	5,266,457	18,919,284	1,198,839	—	25,812,700	16.1%	(18,431,744)	7,380,956	4.7%
Total Revenue	912,570	375,142	5,266,457	152,445,442	1,198,875	—	160,198,486	100.0%	(3,474,342)	156,724,144	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	44,663,072	2,358,409	—	48,838,170	30.5%	5,116,963	53,955,134	34.4%
Commissions/Bonus	—	58,213	366,715	8,183,845	302,445	—	8,911,217	5.6%	481,502	9,392,719	6.0%
Benefits	6,989	12,842	142,412	5,387,943	105,630	—	5,655,816	3.5%	451,031	6,106,847	3.9%
Taxes	6,914	15,553	159,820	4,749,574	196,136	—	5,127,998	3.2%	576,977	5,704,975	3.6%
Other	—	—	66,338	257,434	83,006	—	406,778	0.3%	126,684	533,462	0.3%

Total Personnel	100,067	259,140	2,293,278	63,241,868	3,045,626	—	68,939,980	43.0%	6,753,157	75,693,136	48.3%
Building
Rent	392	9,889	184,677	6,218,688	273,543	—	6,687,189	4.2%	878,197	7,565,386	4.8%
Utilities	—	216	40,071	1,421,164	49,840	—	1,511,291	0.9%	152,604	1,663,895	1.1%
Depreciation	40,494	2,445	84,488	2,221,332	368,087	—	2,716,846	1.7%	628,773	3,345,619	2.1%
Other	428	257	—	450,410	12,079	—	463,174	0.3%	107,404	570,578	0.4%

Total Building	41,314	12,806	309,236	10,311,594	703,549	—	11,378,500	7.1%	1,766,978	13,145,478	8.4%
Telecommunications
Telephone	6,010	6,411	89,222	2,902,027	182,934	—	3,186,604	2.0%	390,697	3,577,301	2.3%
Computers	27,156	3,315	80,347	1,246,387	334,304	—	1,691,508	1.1%	379,889	2,071,397	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.2%	90,357	482,765	0.3%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	4,499,377	540,818	—	5,269,969	3.3%	861,643	6,131,612	3.9%
Advertising	—	113	43,816	4,640,482	4,720	—	4,689,130	2.9%	163,736	4,852,866	3.1%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.8%	1,580,370	2,848,327	1.8%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.3%
Professional Fees	2,386	9,408	36,482	783,852	44,577,478	—	45,409,606	28.3%	100,846	45,510,452	29.0%
Collection Expense	1,860	51	—	60,300	—	—	62,211	0.0%	678,385	740,597	0.5%
Travel	—	6,620	24,540	3,060,915	128,021	—	3,220,097	2.0%	207,618	3,427,715	2.2%
Office Expense	23,071	3,158	52,550	3,770,609	260,398	—	4,109,786	2.6%	489,081	4,598,867	2.9%
Entertainment	—	68	—	115,490	35	—	115,593	0.1%	126	115,719	0.1%
Amortization	—	—	101,806	407,342	—	—	509,148	0.3%	12,568,082	13,077,229	8.3%
Taxes & Licenses	5,636	3,405	20,599	868,132	86,317	—	984,089	0.6%	203,014	1,187,103	0.8%
Other	1,326	29,298	567,361	2,636,867	121,630	—	3,356,482	2.1%	2,300,511	5,656,994	3.6%

Total Other Expense	30,033	35,930	742,315	7,798,439	468,380	—	9,075,098	5.7%	15,560,814	24,635,912	15.7%

Total Direct Expense	871,340	431,143	3,639,880	135,192,272	56,057,688	—	196,192,323	122.5%	42,516,603	238,708,926	152.3%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	17,231,312	(54,779,361)	—	(35,951,340)	-22.4%	(46,033,442)	(81,984,782)	-52.3%
Income Tax (34%)	—	—	66,684	6,590,879	5,481,666	—	12,139,229	7.6%	(10,708,208)	1,431,021	0.9%

Net Income	41,231	(56,002)	1,544,796	10,640,433	(60,261,027)	—	(48,090,569)	-30.0%	(35,325,234)	(83,415,803)	-53.2%

THAXTON MONTHLY OPERATING REPORT - August 2006

Income Statement YTD

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period August-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period August-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

8/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	—	—	—	1,228,302	12,984,383	—	14,212,684	(52)	—	(52)	14,212,632
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688	Tico Re
Finance Receivables, GROSS	—	—	—	76,948,360	—	—	76,948,360	3,675	—	3,675	76,952,035	Fitch
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—	Soco
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(13,484,712)	—	—	(13,484,712)	—	—	—	(13,484,712)
Loss Reserve	—	—	—	(8,217,325)	(10,000)	—	(8,227,325)	—	—	—	(8,227,325)
Unearned Insurance	—	—	—	(1,098,417)	—	—	(1,098,417)	(2,033,409)	(690,426)	(2,723,835)	(3,822,252)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,193,260	498,627	—	6,691,888	82,144	—	82,144	6,774,032
Accumulated Depreciation	—	—	—	(4,353,617)	(445,148)	—	(4,798,765)	(76,446)	—	(76,446)	(4,875,212)
Accounts Receivable	73,260	—	(102)	275,402	8,921	—	357,481	337,396	(42,288)	295,108	652,589
Repossessed Automobiles	—	—	—	—	—	—	—	69,081	—	69,081	69,081
Intercompany Balance	733,168	57,761	(3,410,817)	(30,374,018)	74,343,707	(6,248,675)	35,101,126	(45,866,073)	9,588,090	(36,277,983)	(1,176,857)
Goodwill	—	—	—	18,030,924	—	—	18,030,924	—	—	—	18,030,924
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(161,785)	—	—	(161,785)	—	—	—	(161,785)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	239,469	239,469	239,469
Prepaid Assets	—	—	—	1,394,695	4,281	—	1,398,976	7,341	—	7,341	1,406,316
Other Assets	—	—	—	401,126	127,365	—	528,491	1,647	78,591	80,238	608,729

Total Assets	806,428	57,761	(3,410,919)	46,782,196	111,869,743	(18,409,595)	137,695,614	(47,474,697)	9,173,436	(38,301,260)	99,394,354
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	7,744,598	—	7,746,107	32,347	—	32,347	7,778,454
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	720,461	46,386	—	786,133	493,774	3,338,245	3,832,018	4,618,151
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	5,624,955	(18,000)	—	5,606,955	—	124,370	124,370	5,731,325
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,761,995	4,691,087	—	7,455,416	29,159	8,171	37,330	7,492,746
Other Liabilities	296,174	—	—	90,086	25,459	—	411,718	63,072	192,208	255,279	666,998

Total Liabilities	302,744	1,509	82,789	9,197,496	169,283,140	—	178,867,678	2,514,723	3,880,389	6,395,112	185,262,790
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,379,004)	(19,187,192)	(40,543,545)	(49,979,339)	5,066,823	(44,912,516)	(85,456,061)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—

The Thaxton Group

Balance Sheet

7/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	—	—	—	1,047,882	7,376,159	—	8,424,041	(52)	—	(52)	8,423,989
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	75,304,173	—	—	75,304,173	3,675	—	3,675	75,307,848
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(13,136,599)	—	—	(13,136,599)	—	—	—	(13,136,599)
Loss Reserve	—	—	—	(7,781,617)	(10,000)	—	(7,791,617)	—	—	—	(7,791,617)
Unearned Insurance	—	—	—	(1,094,911)	—	—	(1,094,911)	(2,033,624)	(690,426)	(2,724,050)	(3,818,961)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,154,867	498,627	—	6,653,494	419,242	—	419,242	7,072,736
Accumulated Depreciation	—	—	—	(4,301,007)	(443,770)	—	(4,744,776)	(391,936)	—	(391,936)	(5,136,712)
Accounts Receivable	73,260	—	(102)	272,693	8,921	—	354,772	337,611	(42,288)	295,323	650,095
Repossessed Automobiles	—	—	—	—	—	—	—	69,081	—	69,081	69,081
Intercompany Balance	733,168	57,761	(3,410,817)	(29,686,882)	73,661,211	(6,248,675)	35,105,765	(45,870,713)	9,588,090	(36,282,623)	(1,176,857)
Goodwill	—	—	—	18,030,924	—	—	18,030,924	—	—	—	18,030,924
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(153,956)	—	—	(153,956)	—	—	—	(153,956)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	239,469	239,469	239,469
Prepaid Assets	—	—	—	1,024,223	4,281	—	1,028,504	7,341	—	7,341	1,035,845
Other Assets	—	—	—	752,411	6,936,849	—	7,689,259	1,647	78,591	80,238	7,769,497

Total Assets	806,428	57,761	(3,410,919)	46,432,202	112,389,885	(18,409,595)	137,865,762	(47,457,728)	9,173,436	(38,284,292)	99,581,470
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	7,347,066	—	7,348,575	32,347	—	32,347	7,380,922
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	735,317	46,367	—	800,971	493,774	3,338,245	3,832,018	4,632,989
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	5,519,926	(18,000)	—	5,501,926	—	124,370	124,370	5,626,297
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,675,625	59,852	—	2,737,812	29,159	8,171	37,330	2,775,142
Other Liabilities	296,174	—	—	83,558	41,604	—	421,336	63,431	192,208	255,639	676,975

Total Liabilities	302,744	1,509	82,789	9,014,427	164,270,499	—	173,671,968	2,515,082	3,880,389	6,395,472	180,067,440
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,379,004)	(19,187,192)	(40,543,545)	(49,979,339)	5,066,823	(44,912,516)	(85,456,061)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	171,288	—	—	3,066,661	(6,970,560)	—	(3,732,612)	6,528	226,224	232,752	(3,499,860)

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	37,417,775	(51,880,614)	(18,409,595)	(35,806,206)	(49,972,811)	5,293,047	(44,679,764)	(80,485,970)
Total Liabilities & Stockholders’ Equity	806,428	57,761	(3,410,919)	46,432,202	112,389,885	(18,409,595)	137,865,762	(47,457,728)	9,173,436	(38,284,292)	99,581,470

THAXTON MONTHLY OPERATING REPORT - August 2006

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period August 31, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$88,449.81	$88,449.81	Bi-Weekly	EFT	0
FICA-Employee	0	$105,689.96	$105,689.96	Bi-Weekly	EFT	0
FICA-Employer	0	$105,689.96	$105,689.96	Bi-Weekly	EFT	0
Unemployment	0	$1,811.29	$1,811.29	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$301,641.02	$301,641.02	$0.00		$0.00

State and Local
Withholding	0	$43,252.92	$43,252.92	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$7,000.78	$7,000.78	Bi-Weekly		0
Real Property	0	$625.17	$625.17
Personal Property	0	298.09	$298.09
Other:	0	7,311.53	$7,311.53			0

Total State and Local Taxes	$0.00	$58,488.49	$58,488.49	$0.00		$0.00

TOTAL TAXES		$360,129.51	$360,129.51			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 4

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP

Wachovia 2000014825402

Monthly Court Report for    August-06

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	33,646.33	8,548.26	25,098.07
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	33,646.33	8,548.26	25,098.07

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	35,605.23	8,548.26	27,056.97
Employee Witholding of Insurance/etc	(1,958.90)		(1,958.90)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	33,646.33	8,548.26	25,098.07

	0.00	0.00	0.00

			0.00
			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 8/4/2006	Period Ending 8/18/2006	Period Ending	Total
Corporate
Salary expense	$12,186.92	$13,446.92	$—	$25,633.84
FICA/FUTA/SUTA	$494.63	$591.02	$—	$1,085.65
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$12,850.29	$14,206.68	$—	$27,056.97
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26
Period Total	$17,124.42	$18,480.81	$—	$35,605.23
401(k) payable	$(867.30)	$(867.30)	$—	$(1,734.60)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(13.46)	$(13.46)	$—	$(26.92)
Life insurance	$(9.28)	$(9.28)	$—	$(18.56)
Contingent health liability	$(63.55)	$(63.55)	$—	$(127.10)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$16,144.97	$17,501.36	$—	$33,646.33
	$(979.45)	$(979.45)	$—	$(1,958.90)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$11,163.65	$11,163.64	$—	$22,327.29
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,470.40	$2,565.55	$—	$5,035.95
EE SS Tax	$553.83	$631.96	$—	$1,185.79
ER SS Tax	$553.84	$631.96	$—	$1,185.80
EE Med Tax	$232.88	$251.15	$—	$484.03
ER Med Tax	$232.87	$251.14	$—	$484.01
State/local Tax	$937.50	$1,000.96	$—	$1,938.46
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$1,005.00	$—	$1,005.00

GRAND TOTAL	$16,144.97	$17,501.36	$—	$33,646.33

				$—
reconciliation	$—	$—	$—	$—
Accrual	$979.45	$979.45	$—	$1,958.90

PAYROLL - TICO
	Period Ending 8/4/2006	Period Ending 8/18/2006	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,274.13	$4,274.13	$—	$8,548.26

THE THAXTON GROUP	Wachovia # 2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL	2079900431038
Wachovia	540439122
Monthly Court Report for August-06	2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(11,431.26)	—	—	—	—	—		(11,431.26)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,384,607.36	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	126,666.74
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,384,607.36	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	126,666.74

Cash Disbursements - Loans
Gross Wages	1,069,896.75	176,339.95	131,353.27	77,872.09	45,209.64	335,114.29	149,535.76	154,471.75
Federal Tax	95,590.18	15,876.55	12,225.78	6,661.59	3,394.24	30,586.35	9,867.27	16,978.40
SS Tax	60,477.74	9,957.32	7,864.03	4,754.70	2,775.99	18,667.88	8,976.31	7,481.51
Med Tax	15,052.48	2,488.73	1,839.08	1,111.99	649.19	4,727.90	2,099.27	2,136.32
EIC	(118.81)	—	—	—	—	(33.31)	—	(85.50)
State Tax	41,231.05	7,327.30	576.93	2,892.00	1,899.72	14,921.90	5,885.87	7,727.33
Advance	506.04	(1,350.00)	(835.62)	2,300.00	—	—	—	391.66
Mileage	(24,965.65)	(4,600.71)	(2,800.23)	(934.03)	(633.64)	(11,163.29)	(4,755.99)	(77.76)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	69.00	—	69.00	—	—	—	—	—
STD	1,284.36	155.12	166.20	99.72	16.62	448.74	229.91	168.05
Medical	22,542.99	3,788.54	3,579.33	923.74	342.58	6,727.78	3,184.90	3,996.12
401K Loans	2,857.64	547.90	—	80.50	—	1,166.72	211.56	850.96
401K Deducts	12,829.27	2,216.80	505.66	473.81	—	4,921.59	361.32	4,350.09
AHL Dental	4,707.55	818.78	847.08	210.64	77.00	1,637.66	952.14	164.25
AHL Cancer	909.50	100.08	52.04	48.84	16.04	341.64	143.38	207.48
AHL Life	2,429.85	378.87	308.96	121.06	41.22	817.00	487.81	274.93
Flex Med	3,473.91	—	42.50	—	—	494.55	365.42	2,571.44
Dep Care	384.60	—	—	—	—	—	—	384.60
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	59.00	12.00	6.00	8.00	—	21.00	8.00	4.00
Garnishment	764.50	279.33	217.41	—	—	267.76	—	—
Bankrpc	2,260.00	195.00	—	2,065.00	—	—	—	—
Child support	7,498.03	1,106.00	798.82	1,329.66	—	2,101.82	1,342.73	819.00
Tax Levy	325.84	—	—	—	—	325.84	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	250,217.74	39,297.61	25,462.97	22,147.22	8,627.63	76,979.53	29,359.90	48,342.88
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	14,186.17	1,580.33	1,016.23	3,394.66	—	2,695.42	1,342.73	819.00
Federal Tax	129,084.67	15,876.55	12,225.78	6,661.59	3,394.24	30,586.35	9,867.27	16,978.40
EE SS Tax	83,413.86	9,957.32	7,864.03	4,754.70	2,775.99	18,667.88	8,976.31	7,481.51
ER SS Tax	83,447.78	9,957.35	7,864.03	4,754.71	2,775.99	18,910.86	8,733.33	7,481.52
EE Med Tax	20,564.21	2,488.73	1,839.08	1,111.99	649.19	4,727.90	2,099.27	2,136.32
ER Med Tax	20,572.37	2,488.79	1,839.17	1,111.99	649.23	4,724.84	2,102.32	2,136.36
State Tax	41,314.46	7,327.30	576.93	2,892.00	1,899.72	14,921.90	5,885.87	7,727.33
Futa	1,811.29	199.15	193.97	194.58	159.97	345.79	205.62	21.85
Suta	7,000.78	1,466.09	580.03	584.18	562.79	1,167.01	694.01	73.76
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(6,990.05)	—	—	—	—	—	—	(6,990.05)

Book Balance per bank rec.	(6,990.05)		—		—	—		(6,990.05)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 08/31/2006

Aged Accounts Receivable

(Gross Balance as of 08/31/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$68,804,529	$68,804,529	$—	$—	$—
Potential (1-30)	$3,467,537	$3,467,537	$—	$—	$—
31-60 Days	$2,159,289	$2,159,289	$—	$—	$—
61-90 Days	$1,294,050	$1,294,050	$—	$—	$—
91 and Over	$1,222,955	$1,222,955	$—	$—	$—
Total Delinquency	$8,143,831	$8,143,831	$—	$—	$—

Total Gross Receivables	$76,948,360	$76,948,360	$—	$—	$—

Post Accounts Payable
(As of 08/31/06)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period August-06

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$75,304,173
Plus Amounts billed during the period	$12,198,910
Sold Receivables during month
Less Amounts collected during the period	($10,554,723)
Total Accounts Receivable at the end of the reporting period	$76,948,360

Amount
Accounts Receivable Aging
0-30 days old	$72,272,066
31-60 days old	$2,159,289
61-90 days old	$1,294,050
91+ days old	$1,222,955
Total Accounts Receivable	$76,948,360
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$76,948,360

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED

Monthly Court Report for Aug-06

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	73,661,210.39	(3,410,817.00)	57,761.00	733,168.00	(32,219,660.88)	(45,870,712.51)
Cash Transfers between companies	0.00		290,162.53				(295,770.91)	5,608.38
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		580.94				388.19	(969.13)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		241,752.94				(241,752.94)
Payroll	—
Analysis charges	—
Audit accrual	—		150,000.00				(150,000.00)
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 08/31/06	(0.00)	6,248,675.00	74,343,706.80	(3,410,817.00)	57,761.00	733,168.00	(32,906,796.54)	(45,866,073.26)

	(0.00)	6,248,675.00	74,343,706.80	(3,410,817.00)	57,761.00	733,168.00	(32,906,796.54)	(45,866,073.26)

Balance Sheet - August 31, 2006	—	6,248,675.00	74,343,707.00	(3,410,817.00)	57,761.00	733,168.00	(32,906,796.00)	(45,866,073.00)